                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of the 28th day of October, 1996, by and among Lenfest Communications, Inc., a Delaware corporation (the "Borrower"); The Toronto-Dominion Bank ("T-D"), PNC Bank, National Association ("PNC"), NationsBank of Texas, N.A. ("NB"), Union Bank of California, N.A., Bank of Montreal, The Bank of Nova Scotia, Banque Nationale de Paris, CIBC Inc., CoreStates Bank, N.A., Dresdner Bank AG, New York and Grand Cayman Branches, The First National Bank of Maryland, First Hawaiian Bank, LTCB Trust Company, MeesPierson N.V., Merita Bank Ltd, Grand Cayman Branch, Royal Bank of Canada, The Sumitomo Bank, Ltd., Van Kampen American Capital Prime Rate Income Trust, Credit Lyonnais New York Branch and The Bank of New York Company, Inc. (collectively herein referred to as the "Lenders"); Toronto Dominion (Texas), Inc., as administrative agent for the Lenders (the "Administrative Agent"), T-D, PNC and NB, in their capacities as arranging agents for the Lenders (the "Arranging Agents"); PNC, in its capacity as documentation agent (the "Documentation Agent"); and NB, in its capacity as syndication agent (the "Syndication Agent" and collectively with the Administrative Agent, the Documentation Agent and the Arranging Agents referred to herein as the "Agents"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agents and the Lenders are parties to that certain Credit Agreement dated as of June 27, 1996 (the "Credit Agreement"); and

         WHEREAS, the Borrower, the Agents and the Lenders have agreed to amend the Credit Agreement as set forth herein;

         NOW THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, and further agree as follows:

         1. Amendment to Section 2.7. Section 2.7 of the Credit Agreement, Repayment, is hereby amended by adding thereto a new Section 2.7(d) as follows:

                  "(d) Repayments From Garden State Distributions. The Borrower shall make a repayment of Loans outstanding under the Revolving Loan Commitment in an amount equal to the aggregate amount of all distributions received by the

         Borrower of any of its Subsidiaries in respect of its partnership interests in Garden State Cablevision, L.P. (together with accrued interest on such outstanding Loans and any costs incurred on account of such repayment under Section 2.10 hereof) on the date of any such receipt. The Revolving Loan Commitment shall not be deemed to be reduced solely by virtue of such repayments. To the extent that the aggregate amount of such distributions exceeds the amount of Loans then outstanding under the Revolving Loan Commitment, such excess amount shall be used by the Borrower to make a repayment of principal outstanding under the Term Loan and applied to the next installment payments of the Term Loan scheduled to occur thereafter, in order of maturity."

         2. Amendment to Section 7.6. Section 7.6 of the Credit Agreement, Investments, is hereby amended by deleting subsection (e) thereof in its entirety and by substituting the following therefor:

         "(e) make additional investments in Persons engaged in businesses directly related to the cable television business as set forth on
         Schedule 14 attached hereto (i) in an aggregate amount not to exceed $50,000,000 so long as the Total Leverage Ratio for either or both of the two (2) most recently completed fiscal quarters for which financial statements are required to have been provided to the Lenders in accordance with Section 6.1 or 6.2 hereof, as applicable, is greater than or equal to 6.0 to 1, and (ii) in any amount so long as the Total Leverage Ratio for both such fiscal quarters is less than 6.0 to 1, provided that, in each such case, the Borrower has provided the Administrative Agent and the Lenders with calculations specifically demonstrating the Borrower's pro forma compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.16 and 7.17 hereof, both before and after giving effect to the proposed investment, and (f) during the 1996 calendar year (i) make equity investments in Australis Media Limited in an aggregate amount not to exceed $40,000,000 and (ii) purchase 15% senior subordinated notes due 2002 of Australis Media Limited from Australis Media Limited in an aggregate principal amount not to exceed $40,000,000, provided that, in each such case, the Borrower has provided the Administrative Agent and the Lenders with calculations specifically demonstrating the Borrower's pro forma compliance with Sections 7.8, 7.9, 7.10, 7.11, 7.16 and 7.17 hereof, both before and after giving effect to the proposed investment."

         3. Amendment to Section 7.8. Section 7.8 of the Credit Agreement, Senior Leverage Ratio, is hereby amended by deleting the chart appearing therein in its entirety and substituting the following therefor:

                                                          "Senior
                                                          Leverage
                  Period                                   Ratio
                  ------                                   -----

         From the Agreement Date through
         March 30, 1997                                   5.75:1

         From March 31, 1997 through
         June 29, 1997                                    5.50:1

         From June 30, 1997 through
         December 30, 1997                                5.25:1

         From December 31, 1997 through
         December 30, 1998                                5.00:1

         From December 31, 1998 through
         December 30, 1999                                5.00:1

         At December 31, 1999 and all
         times thereafter                                 4.50:1"


         4. Amendment to Section 7.17. Section 7.17 of the Credit Agreement, Total Debt to Annualized Operating Cash Flow, is hereby amended by deleting the chart appearing therein in its entirety and substituting the following therefor:

                                                           "Total
                                                           Leverage
                  Period                                    Ratio
                  ------                                    -----

         From the Agreement Date through
         December 30, 1996                                 7.50:1

         From December 31, 1996 through
         March 30, 1997                                    7.25:1

         From March 31, 1997 through
         June 29, 1997                                     7.00:1

         From June 30, 1997 through
         December 30, 1997                                 6.75:1

         From December 31, 1997 through
         March 30, 1998                                    6.50:1

         From March 31, 1998 through
         December 30, 1998                                 6.25:1

         From December 31, 1998 and all
         times thereafter                                  6.00:1"


         5. Amendment to Schedule 14. Schedule 14 to the Credit Agreement, Additional Permitted Investments, is hereby amended by deleting the existing
Schedule in its entirety and by substituting the attached Schedule 14 in lieu thereof.

         6. Consent to Issuance of Letters of Credit. Notwithstanding the requirement contained in Section 2.13(a) of the Credit Agreement that all Letters of Credit have a maturity of not more than one (1) year from the date of issuance, but otherwise subject to the terms and conditions of the Credit Agreement, the Agents and the Lenders hereby consent to the issuance by T-D Bank of Letters of Credit for the account of the Borrower substantially in the forms attached hereto as Exhibits A, B and C (the "AML Movie Studio Letters of Credit,") which AML Movie Studio Letters of Credit shall be deemed to be Letters of Credit issued under and in accordance with the terms of the Credit Agreement upon the issuance thereof.

         7. No Other Amendment or Waiver. Notwithstanding the agreement of the Administrative Agent, the Agents and the Lenders to the terms and provisions of this Amendment, the Borrower acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification of the Credit Agreement or a course of dealing at variance with the terms of the Credit Agreement (other than as expressly set forth above) so as to require further notice by the Administrative Agent, the Agents or the Lenders, or any of them, of its or their intent to require strict adherence to the terms of the Credit Agreement in the future. All of the terms, conditions, provisions and covenants of the Credit Agreement and the other Loan Documents shall remain unaltered and in full force and effect except as expressly modified by this Amendment.

         8. Representations and Warranties. The Borrower hereby represents and warrants in favor of the each of the Agents and each Lender, as follows:

                  a. Each representation and warranty set forth in Article 4 of the Credit Agreement is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Credit Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

                  b. The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  c. This Amendment has been duly authorized, validly executed and delivered by Authorized Signatories, and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications:
(i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, and (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower); and

                  d. The execution and delivery of this Amendment, the Borrower's performance hereunder, the Borrower's incurrence of reimbursement obligations in respect of the AML Movie Studio Letters of Credit and any borrowing by the Borrower contemplated in connection with the transactions contemplated hereby do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, nor be in contravention of or in conflict with the certificate of incorporation or the by-laws of the Borrower, or the provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking to which the Borrower is party or by which the Borrower's assets or properties are or may become bound.

         9. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the following:

                  a. the truth and accuracy of the representations and warranties contained in Section 8 hereof;

                  b. receipt by the Administrative Agent of evidence satisfactory to it that not less than $150,000,000 of additional subordinated Indebtedness has been incurred by Australis Media Limited;

                  c. the cancellation and release of the LCI Guaranty and the LCI Guaranty Backup Facility pursuant to documentation satisfactory to the Administrative Agent and the payment, in full, of all obligations of the Borrower arising in respect thereof;

                  d. the repayment in full of all obligations outstanding in respect of the Lenfest Australia Loan pursuant to documentation satisfactory to the Administrative Agent;

                  e. receipt by T-D Bank of one or more Requests for Issuance of Letter of Credit with respect to the AML Movie Studio Letters of Credit in form and substance satisfactory to T-D Bank;

                  f. receipt by each Lender of an amendment fee in an amount equal to the product of 0.005 times the aggregate amount of such Lender's portion of the Commitments, which fees shall be fully earned when due and non-refundable when paid; and

                  g. receipt by the Administrative Agent of all other documents as the Administrative Agent shall reasonably request.

         10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument.

         11. Loan Documents. Each reference in the Credit Agreement or in any other Loan Document to the term "Credit Agreement" shall hereafter mean and refer to the Credit Agreement as amended hereby or as the same may hereafter be amended.

         12. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to any conflict of laws principles.

         IN WITNESS WHEREOF, the parties hereto cause their respective duly authorized officers or representatives to execute, deliver and, in the case of the Borrower, seal this Amendment as of the day and year first above written, to be effective as of the day and year first above written.

BORROWER:                           LENFEST COMMUNICATIONS, INC., a Delaware
                                    corporation


                                    By:_______________________________________
[CORPORATE SEAL]
                                          Its:________________________________


                                    Attest:___________________________________

                                          Its:________________________________


ADMINISTRATIVE AGENT:               TORONTO DOMINION (TEXAS), INC.


                                    By:_______________________________________

                                          Its:________________________________


ARRANGING AGENTS:                   THE TORONTO-DOMINION BANK


                                    By:_______________________________________

                                          Its:________________________________


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:_______________________________________

                                          Its:________________________________


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:_______________________________________

                                          Its:________________________________

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                    LENFEST COMMUNICATIONS, INC.
                                                                Signature Page 1

LENDERS:                            THE TORONTO-DOMINION BANK


                                    By:_______________________________________

                                          Its:________________________________


                                    PNC BANK, NATIONAL ASSOCIATION


                                    By:_______________________________________

                                          Its:________________________________


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:_______________________________________

                                          Its:________________________________


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:_______________________________________

                                          Its:________________________________


                                    BANK OF MONTREAL


                                    By:_______________________________________

                                          Its:________________________________


                                    THE BANK OF NOVA SCOTIA


                                    By:_______________________________________

                                          Its:________________________________

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                    LENFEST COMMUNICATIONS, INC.
                                                                Signature Page 2

LENDERS:
(continued)                         BANQUE NATIONALE DE PARIS


                                    By:_______________________________________

                                          Its:________________________________


                                    By:_______________________________________

                                          Its:________________________________


                                    CIBC INC.


                                    By:_______________________________________

                                          Its:________________________________


                                    CORESTATES BANK, N.A.


                                    By:_______________________________________

                                          Its:________________________________


                                    DRESDNER BANK AG, NEW YORK AND GRAND
                                    CAYMAN BRANCHES


                                    By:_______________________________________

                                          Its:________________________________


                                    THE FIRST NATIONAL BANK OF MARYLAND


                                    By:_______________________________________

                                          Its:________________________________

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                    LENFEST COMMUNICATIONS, INC.
                                                                Signature Page 3

LENDERS:
(continued)                                 FIRST HAWAIIAN BANK


                                            By:________________________________

                                                  Its:_________________________


                                            LTCB TRUST COMPANY


                                            By:________________________________

                                                  Its:_________________________


                                            MEESPIERSON N.V.


                                            By:________________________________

                                                  Its:_________________________


                                            By:________________________________

                                                  Its:_________________________


                                            MERITA BANK LTD, GRAND CAYMAN BRANCH


                                            By:________________________________

                                                  Its:_________________________


                                            By:________________________________

                                                  Its:_________________________


                                            ROYAL BANK OF CANADA


                                            By:________________________________

                                                  Its:_________________________

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                    LENFEST COMMUNICATIONS, INC.
                                                                Signature Page 4

LENDERS:
(continued)                              THE SUMITOMO BANK, LTD.


                                         By:________________________________

                                               Its:_________________________


                                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                         INCOME TRUST


                                         By:________________________________

                                               Its:_________________________


                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By:________________________________

                                               Its:_________________________


                                         THE BANK OF NEW YORK COMPANY, INC.


                                         By:________________________________

                                               Its:_________________________

                                             FIRST AMENDMENT TO CREDIT AGREEMENT
                                                    LENFEST COMMUNICATIONS, INC.
                                                                Signature Page 5

                                   Schedule 14
                                  (as amended)


              Lenfest Communications, Inc. - Investments following
                                 Agreement Date

--------------------------------------------------------------------------
                                            1996                 1997
--------------------------------------------------------------------------
Videopole                                 $2,760,000          $10,000,000
--------------------------------------------------------------------------
STARNET                                    3,000,000              500,000
--------------------------------------------------------------------------
  SDI                                      3,000,000            1,000,000
  CAM SYSTEMS                              4,600,000            3,500,000
--------------------------------------------------------------------------
LPS-NEWS                                   3,000,000            3,000,000
--------------------------------------------------------------------------
LENFEST ADVERTISING                        6,600,000            8,500,000
--------------------------------------------------------------------------
TELESTAR MARKETING                           100,000                    0
--------------------------------------------------------------------------

        Totals:                          $23,060,000          $26,500,000
==========================================================================